FORM 8-K

                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                              CURRENT REPORT



       Pursuant to Section 13 or 15(d) of the Securities Act of 1934



      Date of Report (Date of earliest event reported):  May 21, 1998




                     LINCAM PROPERTIES LTD. SERIES 85
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



   Illinois                   2-99673                    36-3377785
----------------        --------------------        ------------------
(State or other         (Commission File No.)         (IRS Employee
 jurisdiction of                                    Identification No.)
 organization)





         125 S. Wacker Drive, Suite 3100, Chicago, Illinois  60606
        ----------------------------------------------------------
         (Address of principal executive office)        (Zip Code)



     Registrant's telephone number, including area code:  312-443-1477

                            OAK VIEW APARTMENTS
                             Augusta, Georgia


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 21, 1998, LincAm Properties Ltd. Series 85 (the "Partnership") sold Oak View Apartments, a 124-unit apartment complex located in the Augusta, Georgia metropolitan area. The Property sold includes approximately 20 acres of densely wooded and rolling land in an unincorporated area of Richmond County, approximately 4.5 miles south of the Augusta city limits. The purchaser, Oak View Place Apartments, L.L.C., is not affiliated with the partnership or the general Partners of the Partnership, and the purchase price for the property was determined by arm's-length negotiations.

     The apartment complex was completed in 1986 and contains six different floor plans which offer amenities such as wood-burning fireplaces, dishwashers, frost-free refrigerators and patios or decks. The complex also includes a clubhouse/leasing office, laundry room, maintenance work area and swimming pool with hydro-spa.

     The sales price for the property was $3,100,000 in an all cash transaction. After paying a selling commission of $121,250 and other closing costs of approximately $37,500, the Partnership received net cash proceeds of $2,907,523. The Partnership anticipates making a final cash distribution in June 1998 of approximately $135 per unit of limited partnership interest including approximately $115 per unit of limited partnership interest from the sale proceeds.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   1.    Pro Forma Financial Information.

            2.    Pro Forma Estimates of Taxable Income and Funds
Generated. Not Applicable.

      (b)   Exhibits.

            1. Agreement of Sale and Purchase dated May 9, 1998, entered into by and between Oak View Place, L.L.C., known as Purchaser and LincAm Properties Ltd. Series 85, as Seller.

                                 SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LincAm Properties Ltd. Series 85

                                    By:   LincAm Properties Inc.
                                          Corporate General Partner



Date: June 5, 1998            By:   /s/   JOHN E. ALLEN
                                    ------------------------------
                                    John E. Allen,
                                    President of Corporate
                                    General Partner

                      LINCAM PROPERTIES LTD SERIES 85
              PRO FORMA FINANCIAL INFORMATION GENERATED FROM
                        SALE OF OAK VIEW APARTMENTS

                   BALANCE SHEET AS OF DECEMBER 31, 1997



                                                            SCHEDULE A


                                  GAAP BASIS      PRO-FORMA     PRO-FORMA
                                   12/31/97      ADJUSTMENTS    12/31/97
                                  -----------    -----------   ----------
ASSETS
------

Cash and cash equivalents. . .  $    515,064       (272,461)      242,603
Prepaid expenses and other . .           356          --              356
                                 -----------    -----------   -----------
    Total current assets . . .       515,420       (272,462)      242,959
                                 -----------    -----------   -----------

Property held for sale,
 at estimated value. . . . . .     2,514,044     (2,514,044)        --
Other assets . . . . . . . . .        14,339        (14,339)        --
                                 -----------    -----------   -----------
    Total assets . . . . . . .   $ 3,043,803     (2,800,844)      242,959
                                 ===========    ===========   ===========

LIABILITIES AND
PARTNERS' CAPITAL
-----------------

Accounts payable . . . . . . .   $    33,800         (9,300)       24,500
Accrued expenses . . . . . . .           879          --              879
Security Deposits. . . . . . .        14,339        (14,339)        --
                                 -----------    -----------   -----------
    Total liabilities. . . . .        49,018        (23,639)       25,379

Partners' Capital:
 General partners:
  Capital contributions. . . .         2,000          --            2,000
  Allocated net income . . . .       107,092          1,539       108,631
  Cumulative distributions . .      (301,961)       (29,312)     (331,273)
                                 -----------    -----------   -----------
                                    (192,869)       (27,773)     (220,642)
                                 -----------    -----------   -----------
 Limited partners:
  Capital contributions. . . .    22,479,645          --       22,479,645
  Allocated net income . . . .    10,658,284        152,424    10,810,708
  Cumulative distributions . .   (29,950,275)    (2,901,856)  (32,852,131)
                                 -----------    -----------   -----------
                                   3,187,654     (2,749,432)      438,222
                                 -----------    -----------   -----------
    Total partners' capital. .     2,994,785     (2,777,205)      217,580
                                 -----------    -----------   -----------
    Total partners and
      partners' capital. . . .   $ 3,043,803     (2,800,844)      242,959
                                 ===========    ===========   ===========

                      LINCAM PROPERTIES LTD SERIES 85
              PRO FORMA FINANCIAL INFORMATION GENERATED FROM
                        SALE OF OAK VIEW APARTMENTS

       STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997



                                                            SCHEDULE B


                                  GAAP BASIS      PRO-FORMA     PRO-FORMA
                                   12/31/97      ADJUSTMENTS    12/31/97
                                  ----------     -----------   ----------
INCOME
------

Rental Income. . . . . . . . .    $  707,141       (606,976)      100,165
Charges to tenants . . . . . .       109,065          --          109,065
Interest income. . . . . . . .        30,763           (565)       30,198
Other income . . . . . . . . .        23,585        (23,585)        --
                                  ----------     ----------    ----------
    Total income . . . . . . .       870,554       (631,126)      239,428
                                  ----------     ----------    ----------

EXPENSES
--------

Property operating expenses. .       430,181       (299,628)      130,553
Depreciation . . . . . . . . .        44,127        (44,127)        --
Management fees paid
  to affiliate of
  general partners . . . . . .        38,013        (31,736)        6,277
Professional services. . . . .        59,229          --           59,229
General and administrative . .        91,823          --           91,823
Provision for loss on
  sale of investment
  property . . . . . . . . . .        79,619          --           79,619
                                  ----------     ----------    ----------
    Total expenses . . . . . .       742,992       (375,491)      367,501
                                  ----------     ----------    ----------

    Operating income
      (loss) . . . . . . . . .    $  127,562       (255,635)     (128,073)
                                  ==========     ==========    ==========

                      LINCAM PROPERTIES LTD SERIES 85
              PRO FORMA FINANCIAL INFORMATION GENERATED FROM
                        SALE OF OAK VIEW APARTMENTS

                    BALANCE SHEET AS OF MARCH 31, 1998



                                                            SCHEDULE C


                                  GAAP BASIS      PRO-FORMA    PRO-FORMA
                                   03/31/98      ADJUSTMENTS    03/31/98
                                  ----------     -----------   ----------
ASSETS
------

Cash and cash equivalents. . .   $   562,591        (78,792)      483,799
Prepaid expenses and
  other. . . . . . . . . . . .         2,143          --            2,143
                                 -----------    -----------   -----------
    Total current assets . . .       564,734        (78,792)      485,942
                                 -----------    -----------   -----------
Property held for sale,
 at estimated value. . . . . .     2,516,263     (2,516,263)        --
Other assets . . . . . . . . .        15,089        (15,089)        --
                                 -----------    -----------   -----------
    Total assets . . . . . . .   $ 3,096,086     (2,610,144)      485,942
                                 ===========    ===========   ===========

LIABILITIES AND
PARTNERS' CAPITAL
-----------------

Accounts payable . . . . . . .   $    16,231           (180)       16,051
Accrued expenses . . . . . . .         4,394          --            4,394
Accrued real estate taxes. . .        10,500        (10,500)        --
Security deposits. . . . . . .        15,089        (15,089)        --
                                 -----------    -----------   -----------
    Total liabilities. . . . .        46,214        (25,769)       20,445

Partners' capital:
 General partners:
  Capital contributions. . . .         2,000          --            2,000
  Allocated net income . . . .       107,643          3,468       111,111
  Cumulative distributions . .      (301,961)       (29,312)     (331,273)
                                 -----------    -----------   -----------
                                    (192,318)       (25,844)     (218,162)
 Limited partners:
  Capital contributions. . . .    22,479,645          --       22,479,645
  Allocated net income . . . .    10,712,820        343,325    11,056,145
  Cumulative distributions . .   (29,950,275)    (2,901,856)  (32,852,131)
                                 -----------    -----------   -----------
                                   3,242,190     (2,558,531)      683,659
                                 -----------    -----------   -----------
    Total partners' capital. .     3,049,872     (2,584,375)      465,497
                                 -----------    -----------   -----------
    Total liabilities and
      partners' capital. . . .   $ 3,096,086     (2,610,144)      485,942
                                 ===========    ===========   ===========

                      LINCAM PROPERTIES LTD SERIES 85
              PRO FORMA FINANCIAL INFORMATION GENERATED FROM
                        SALE OF OAK VIEW APARTMENTS

     STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1998



                                                            SCHEDULE D


                                  GAAP BASIS      PRO-FORMA     PRO-FORMA
                                   03/31/98      ADJUSTMENTS    03/31/98
                                 -----------     -----------   ----------

INCOME
------

Rental income. . . . . . . . .    $  155,662       (155,662)        --
Interest income. . . . . . . .         6,392           (166)        6,226
Other income . . . . . . . . .         5,470         (5,470)        --
                                  ----------     ----------    ----------
    Total income . . . . . . .       167,524       (161,298)        6,226
                                  ----------     ----------    ----------

EXPENSES
--------

Property operating expenses. .        68,459        (68,459)        --
Depreciation . . . . . . . . .         --             --            --
Management fees paid
  to affiliate of
  general partners . . . . . .         8,057         (8,057)        --
Professional services. . . . .        13,522          --           13,522
General and administrative . .        22,399          --           22,399
                                  ----------     ----------    ----------
    Total expenses . . . . . .       112,437        (76,516)       35,921
                                  ----------     ----------    ----------
    Operating income (loss). .    $   55,087        (84,782)      (29,695)
                                  ==========     ==========    ==========

                      LINCAM PROPERTIES LTD SERIES 85
          NOTES TO PRO FORMA FINANCIAL INFORMATION GENERATED FROM
                        SALE OF OAK VIEW APARTMENTS



1. For the year ended December 31, 1997 and for the three months ended March 31, 1998, rental income property operating expenses, depreciation expense and management fees have been decreased by the amounts generated by Oak View Apartments. Note that for the three months ended March 31, 1998 no depreciation expense has been recorded on the books due to its being held for sale in accordance with SFAS No. 121 which was adopted as of July 1, 1997.

2. For the year ended December 31, 1997 and for the three months ended March 31, 1998, the net cash proceeds (rounded up to the nearest whole dollar per limited partnership interest) from the sale of Oak View Apartments has been distributed to the partners.